Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's Interest in Commingled Trust:
Measured at Fair Value	$ 2,275,587	$ 2,132,232
Measured at Contract Value	261,810	300,106
Total	2,537,397	2,432,338
Pooled Separate Account at Fair Value	0	1,213
Notes Receivable from Participants	44,409	45,280
Contribution Receivable - Employer	1,198	1,573
Contribution Receivable - Employee	1,399	1,089
Net Assets Available for Benefits	$ 2,584,403	$ 2,481,493